UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2017

CSW INDUSTRIALS, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-37454	47-2266942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 500

Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 233-8242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On January 26, 2017, CSW Industrials, Inc. (the “Company”) announced that Terry L. Johnston has been elected by the Company’s Board of Directors (the “Board”) as a new member of the Board, effective January 26, 2017. Mr. Johnston, 59, is currently the Executive Vice President and Chief Operating Officer of the Commercial Segment for Lennox International Inc., a leading international provider of heating and cooling systems and technologies for residential and commercial applications, a position he has held since January 2013. Prior to his current position, Mr. Johnston was Vice President and General Manager for Lennox Commercial’s equipment business, which position he had held since June 2007.

In connection with his election to the Board, Mr. Johnston has also been appointed as a member of the Audit, Compensation and Talent Development, and Nominating and Corporate Governance Committees of the Board. Pursuant to Article VII, Section 1 of the Company’s Certificate of Incorporation, Mr. Johnston is appointed to the class of directors whose term of office expires at the 2019 annual meeting of shareholders.

The Board has made an affirmative determination that Mr. Johnston qualifies as an independent director under Nasdaq rules and the Company’s standards for director independence. There is no arrangement or understanding between Mr. Johnston and any other person pursuant to which he was to be selected as a director. There have been no transactions directly or indirectly involving Mr. Johnston that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

Mr. Johnston will be compensated for his service on the Board in accordance with the Company’s compensatory and other arrangements for non-employee directors, which are described in detail in the Company’s definitive proxy statement dated July 6, 2016, under the heading “Board of Directors Compensation”.

A copy of the press release issued by the Company announcing the election of Mr. Johnston is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release dated January 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2017

By:	/s/ Luke E. Alverson
Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated January 26, 2017